Securities, 424I - Securities, 424I: 1	Mar. 26, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 15,837,821,078.00
Aggregate Redeemed or Repurchased, FY	3,966,357,874.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 11,871,463,204.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,817,521.02